                                                                   Exhibit 10.56

                                                                       EXECUTION


                           e.spire COMMUNICATIONS, INC.
                           e.spire FINANCE CORPORATION

                                 FIRST AMENDMENT
               TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT

               THIS FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 13, 2000 and entered into by and among e.spire Communications, Inc., a Delaware corporation ("COMPANY"), e.spire Finance Corporation, a Delaware Corporation ("FINANCE SUB"; Finance Sub and the Company, collectively referred to as "BORROWERS"), the financial institutions listed on the signature pages hereof ("LENDERS") and Goldman Sachs Credit Partners L.P., as Sole Lead Arranger and Syndication Agent, The Bank of New York, as Administrative Agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and CIT Lending Services Corporation, as Collateral Agent, and, for purposes of Section 3 hereof, the Subsidiaries of Finance Sub listed on the signature pages hereof ("SUBSIDIARY GUARANTORS") and is made with reference to that certain First Amended and Restated Credit Agreement, dated as of September 19, 2000 (as amended and otherwise modified through the date hereof, the "CREDIT AGREEMENT"), by and among Company, Finance Sub, Lenders and Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

               WHEREAS, Borrowers desire Lenders to modify the Cash Balance Requirement for the period between November 13, 2000 and January 8, 2001 as described herein;

               WHEREAS, Borrowers and Lenders desire to amend certain other provisions of the Credit Agreement as described herein;

               WHEREAS, concurrently with the execution and delivery of this Amendment, the Huff Fund, the Lenders party hereto and the Administrative Agent are entering into that certain Loan Put Modification Agreement (the "MODIFICATION AGREEMENT"), dated the date hereof modifying the Loan Put Agreement;

               NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS TO THE CREDIT AGREEMENT

               A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Cash Balance Requirement" therefrom in its entirety and substituting the following therefor:

               "CASH BALANCE REQUIREMENT" means, as of any date of determination, the Cash Balances of the Company and its Restricted Subsidiaries shall be at least an amount equal to (i) for the period commencing on November 13, 2000 through January 8, 2000, the sum of (a)(1) $30,000,000 for the period between November 13, 2000 and November 24, 2000, (2) $28,000,000 for the period between November 25, 2000 and November 30, 2000, (3) $23,000,000 for the period between December 1, 2000 and December 8, 2000 (4) $20,000,000 for the period between December 9, 2000 and December 22, 2000, (5) $18,000,000 for the period between December 23, 2000 and December 29, 2000, (6) $15,000,000 for the period between December 30, 2000 and January 5, 2001, and (7) $10,000,000 for the period between January 6, 2001 and January 8, 2001 plus (b) the aggregate amount of accrued and unpaid Cash interest on the Loans and (ii) for the period commencing January 9, 2001 and thereafter, the sum of (a) $30,000,000 plus (b) the aggregate amount of accrued and unpaid Cash interest on the Loans and the Existing Senior Notes.

               B. Subsection 5.1(xxi) of the Credit Agreement is hereby amended by deleting the reference to "subsection 6.1(i)" contained therein and substituting "subsection 5.1(i)" therefor.

               C. Subsection 5.11 of the Credit Agreement is hereby amended by deleting the second sentence contained therein and substituting the following sentence therefor:

               "No later than November 27, 2000, Borrowers shall have taken all action and executed all documents reasonably requested by Administrative Agent to cause all Cash of Company and each Subsidiary to be swept daily, in accordance with the Cash Management System, into one or more Deposit Accounts held in the name of Finance Sub, subject to Collateral Account Agreements giving Administrative Agent, for the benefit of Lenders, a First Priority perfected security interest in such accounts."

               D. Subsection 7.3 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

        "7.3   BREACH OF CERTAIN COVENANTS.

               Failure of either Borrower to perform or comply with any term or condition contained in subsections 2.5, 5.2, 5.11 or 5.13 or Section 6 of this Agreement; or"

SECTION 2.     REPRESENTATIONS AND WARRANTIES

               In order to induce Lenders to enter into this Amendment, Borrowers hereby represent and warrant that:

                (a) each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT");

                (b) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Borrower;



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                (c) the execution and delivery by each Borrower of this
        Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to each Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of each Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on a Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries,
        (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries;

                (d) the execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

                (e) this Amendment and the Amended Agreement have been duly executed and delivered by each Borrower and are the legally valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                (f) after giving effect to this Amendment, there exists no Event of Default or Potential Event of Default under the Credit Agreement;

                (g) after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

                (h) after giving effect to this Amendment, Borrowers have performed all agreements to be performed on their part as set forth in the Credit Agreement.

SECTION 3. ACKNOWLEDGMENT AND CONSENT

               Borrowers and Subsidiary Guarantors are collectively referred to herein as "CREDIT SUPPORT PARTIES" and the Company Guaranty, the Subsidiary Guaranty and the Collateral Documents to which each Borrower and Subsidiary Guarantor, as applicable, are party are herein referred to collectively as the "CREDIT SUPPORT DOCUMENTS." Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment. Each Loan Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or



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secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations" as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement. Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party (other than Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future consents or waivers to the Credit Agreement.

               Each of the Credit Support Parties hereby acknowledges and confirms that it does not have any grounds and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to) the Credit Agreement or any of the other Loan Documents (including, without limitation, any of the Credit Support Documents), any of the terms or conditions thereof or thereunder, or the status of any thereof as legal, valid and binding obligations enforceable in accordance with their respective terms; and it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders and the Agent, and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the "INDEMNIFIED PARTIES") from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, prior to or as of the date of this Amendment and the effective date of this Amendment for, upon, or by reason of, any matter, cause or thing whatsoever, arising out of, or relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, any of the Credit Support Documents) (including, without limitation, any payment, performance, validity or enforceability of any or all of the terms or conditions thereof or thereunder) or any transaction relating to any of the foregoing, or any or all actions, courses of conduct or other matters in any manner whatsoever relating to or otherwise connected with any of the foregoing.

SECTION 4. MISCELLANEOUS

               A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

               (i) On and after the Effective Date (as defined below), each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import



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        referring to the Credit Agreement shall mean and be a reference to the
        Amended Agreement.

               (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.

               B. FEES AND EXPENSES. Borrowers acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. Borrowers shall concurrently with the execution and delivery of this Amendment pay all accrued and unpaid fees of O'Melveny & Myers LLP, counsel to Arranger, for which invoices shall have been received by Company on or prior to the date of the execution and delivery of this Amendment.

                C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO INCONSISTENT CONFLICTS OF LAWS PRINCIPLES.

               E.     EFFECTIVENESS.   This Amendment shall become effective
retroactive to November 13, 2000 upon (i) the execution of counterparts hereof by Borrowers and Subsidiary Guarantors and by Lenders constituting Requisite Lenders and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof,
(ii) the execution and delivery of the Modification Agreement by the Huff Fund, Lenders constituting Requisite Lenders and the Administrative Agent, and (iii) payment of the expenses referenced in Section 4.B hereof; provided, however, that on December 7, 2000 this Amendment shall terminate and be deemed to be null and void and the Credit Agreement shall remain and be interpreted as if this Amendment never became effective unless on or before December 8, 2000, either
(a) all of the outstanding Obligations have been paid in full or (b) the Huff Fund has purchased $24,300,000 of the Loans in accordance with the terms of the Loan Put Agreement and the Modification Agreement.

               F. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so



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executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                           [signature page to follow]





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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  BORROWERS:

                                  e.spire COMMUNICATIONS, INC.



                                  By: /s/ JULIETTE PRYOR
                                     ----------------------------------------
                                     Title: General Counsel
                                           ----------------------------------

                                  e.spire FINANCE CORPORATION



                                  By: /s/ BRADLEY E. SPARKS
                                     ----------------------------------------
                                     Title: Chief Financial Officer
                                           ----------------------------------



                                  LENDERS:

                                  GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                  individually, as Arranger and as Syndication
                                  Agent



                                  By: /s/ [SIG]
                                     ----------------------------------------
                                     Title: AUTHORIZED SIGNATORY
                                           ----------------------------------


                                  THE BANK OF NEW YORK, individually and as
                                  Administrative Agent



                                  By: /s/ GERRY GRANOVSKY
                                     ----------------------------------------
                                     Title: GERRY GRANOVSKY, VICE PRESIDENT
                                           ----------------------------------



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                                  CIT LENDING SERVICES CORPORATION, individually
                                  and as Collateral Agent



                                  By: /s/ [SIG]
                                     ----------------------------------------
                                     Title: Vice President
                                           ----------------------------------


                                  BANKERS LIFE AND CASUALTY COMPANY



                                  By: /s/ [SIG]
                                     ----------------------------------------
                                     Title: VICE PRESIDENT
                                           ----------------------------------
                                            by Conseco Capital Management, Inc.
                                            acting as Investment Advisor.

                                  CARGILL FINANCIAL SERVICES CORPORATION



                                  By: /s/ PATRICK J. HALLORAN
                                     ----------------------------------------
                                     Title: Patrick J. Halloran
                                           ----------------------------------
                                            Vice President


                                  CONSECO ANNUITY ASSURANCE COMPANY



                                  By: /s/ [SIG]
                                     ----------------------------------------
                                     Title: Vice President
                                           ----------------------------------
                                            by Conseco Capital Management, Inc.
                                            acting as Investment Advisor.


                                  DEUTSCHE BANK AG NEW YORK BRANCH



                                  By: /s/ COLLEEN ROUX
                                     ----------------------------------------
                                     Title: Director
                                           ----------------------------------


                                  By: /s/ KELVIN CHENG
                                     ----------------------------------------
                                     Title: Associate
                                           ----------------------------------



                                     S-2
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                                  FOOTHILL CAPITAL CORPORATION



                                  By: /s/ [SIG]
                                     ----------------------------------------
                                     Title: V. P.
                                           ----------------------------------


                                  FRANKLIN FLOATING RATE TRUST



                                  By: /s/ CHAUNCEY LUFKIN
                                     ----------------------------------------
                                     Title: Vice President
                                           ----------------------------------


                                  MERRILL LYNCH GLOBAL INVESTMENT SERIES
                                  INCOME STRATEGIES PORTFOLIO

                                  By:  Merrill Lynch Investment Managers,
                                      L.P., as Investment Advisor



                                  By: /s/ ANDREW C. LIGGIO
                                     ----------------------------------------
                                     Title: ANDREW C. LIGGIO
                                           ----------------------------------
                                            AUTHORIZED SIGNATORY


                                  MERRILL LYNCH SENIOR FLOATING RATE FUND INC.



                                  By: /s/ ANDREW C. LIGGIO
                                     ----------------------------------------
                                     Title: ANDREW C. LIGGIO
                                           ----------------------------------
                                            AUTHORIZED SIGNATORY




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                                  FOR PURPOSES OF SECTION 3 ONLY:

                                  SUBSIDIARY GUARANTORS:


                                  e.spire LEASING CORPORATION


                                  e.spireDATA, INC.


                                  ACSI LOCAL SWITCHED SERVICES, INC.


                                  ACSI LOCAL SWITCHED SERVICES OF VIRGINIA,
                                  INC.


                                  ACSI LONG DISTANCE, INC.


                                  ACSI NETWORK TECHNOLOGIES, INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  ALBUQUERQUE, INC.


                                  AMERICAN COMMUNICATION SERVICES OF AMARILLO,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF ATLANTA,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF AUSTIN,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF BATON
                                  ROUGE, INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  BIRMINGHAM, INC.


                                  AMERICAN COMMUNICATION SERVICES OF BOISE,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  CHARLESTON, INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  CHATTANOOGA, INC.

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                                  AMERICAN COMMUNICATION SERVICES OF COLORADO
                                  SPRINGS, INC.


                                  AMERICAN COMMUNICATION SERVICES OF COLUMBIA,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF COLUMBUS,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF CORPUS
                                  CHRISTI, INC.


                                  AMERICAN COMMUNICATION SERVICES OF DALLAS,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF D.C., INC.


                                  AMERICAN COMMUNICATION SERVICES OF EL PASO,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF FORT
                                  WORTH, INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  GREENVILLE, INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  HUNTSVILLE, INC.


                                  AMERICAN COMMUNICATION SERVICES OF IRVING,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF JACKSON,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  JACKSONVILLE, INC.


                                  AMERICAN COMMUNICATION SERVICES OF KANSAS
                                  CITY, INC.


                                  AMERICAN COMMUNICATION SERVICES OF LAS
                                  VEGAS, INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  LEXINGTON, INC.

                                  AMERICAN COMMUNICATION SERVICES OF LITTLE
                                  ROCK, INC.


                                  AMERICAN COMMUNICATION SERVICES, OF
                                  LOUISIANA, INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  LOUISVILLE, INC.


                                  AMERICAN COMMUNICATION SERVICES OF LUBBOCK,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF MARYLAND,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF MIAMI,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF MOBILE,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  MONTGOMERY, INC.


                                  AMERICAN COMMUNICATION SERVICES OF PIMA
                                  COUNTY, INC.


                                  AMERICAN COMMUNICATION SERVICES OF RIO
                                  RANCHO, INC.


                                  AMERICAN COMMUNICATION SERVICES OF ROANOKE,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF SAN
                                  ANTONIO, INC.


                                  AMERICAN COMMUNICATION SERVICES OF SAVANNAH,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  SHREVEPORT, INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  SPARTANBURG, INC.


                                  AMERICAN COMMUNICATION SERVICES OF TAMPA,
                                  INC.

                                  AMERICAN COMMUNICATION SERVICES OF TULSA,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF VIRGINIA,
                                  INC.


                                  AMERICAN COMMUNICATION SERVICES OF
                                  WILMINGTON, INC.


                                  AMERICAN COMMUNICATIONS SERVICES
                                  INTERNATIONAL, INC.


                                  CYBERGATE, INC.

                                  FLORIDANET, INC.



                                  Each by: /s/ BRADLEY E. SPARKS
                                          -----------------------------------
                                  Name:
                                  Title: Authorized Signatory of each of the
                                         foregoing Subsidiary Guarantors







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